UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
____________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 8, 2015
Atlanticus Holdings Corporation

(Exact name of registrant as specified in its charter)

Georgia	000-53717	58-2336689
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Five Concourse Parkway, Suite 400, Atlanta, Georgia 30328
(Address of principal executive offices)

Registrant’s telephone number, including area code: 770-828-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.	Submission of Matters to a Vote of Security Holders.

Atlanticus Holdings Corporation (the “Company”) held its Annual Meeting of Shareholders on May 8, 2015. Proxies for the meeting were solicited pursuant to Section 14(a) of the Securities Exchange Act of 1934, as amended, and there was no solicitation in opposition to the Board’s solicitation. At the Annual Meeting, the Company’s shareholders voted upon one proposal, which is described in detail in the Company’s Proxy Statement. A brief description and the final vote results for such proposal follow.

Election of five directors for terms expiring at the 2016 Annual Meeting of Shareholders:

Nominee	For	Withheld	Broker Non-Votes
David G. Hanna	11,667,347	84,711	—
Jeffrey A. Howard	11,674,100	77,958	—
Deal W. Hudson	10,395,076	1,356,982	—
Mack F. Mattingly	10,394,825	1,357,233	—
Thomas G. Rosencrants	10,399,760	1,352,298	—

As a result, each nominee was elected to serve as a director for a term expiring at the 2016 Annual Meeting of Shareholders.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ATLANTICUS HOLDINGS CORPORATION

Date: May 14, 2015	By:	/s/ William R. McCamey
		Name:	William R. McCamey
		Title:	Chief Financial Officer and Treasurer

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